UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2024

SCREAMING EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41203	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Fifth Avenue New York, New York	10075
(Address of principal executive offices)	(Zip Code)

(310) 209-7280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	SCRMU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SCRM	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SCRMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Amendment to Business Combination Agreement

As previously disclosed, on December 22, 2023, Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (the “Company” or “SEAC”), entered into a business combination agreement (the “Business Combination Agreement” and the transactions contemplated by the Business Combination Agreement, the “Proposed Transaction”) with SEAC II Corp., a Cayman Islands exempted company and a wholly owned subsidiary of SEAC (“New SEAC” or “Pubco”), SEAC MergerCo, a Cayman Islands exempted company and a wholly owned subsidiary of New SEAC (“MergerCo”), 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a wholly owned subsidiary of SEAC (“New BC Sub”), Lions Gate Entertainment Corp., a British Columbia corporation (“Lionsgate”), LG Sirius Holdings ULC, a British Columbia unlimited liability company and a wholly owned subsidiary of Lionsgate (“Studio HoldCo”) and LG Orion Holdings ULC, a British Columbia unlimited liability company (“StudioCo” and, together with SEAC, New SEAC, MergerCo, New BC Sub, Lionsgate and Studio HoldCo, the “BCA Parties”).

On April 11, 2024, the BCA Parties entered into an amendment to the Business Combination Agreement (“Amendment No. 1”), pursuant to which the Business Combination Agreement was amended to, among other things:

(i)	upsize the PIPE Investment Amount (as defined below) from $175,000,000 to $225,000,000;

(ii)	upsize the amount of aggregate transaction proceeds to be no greater than $409,500,000 and no less than $350,000,000, from the prior requirement of $350,000,000 in aggregate transaction proceeds; and

(iii)

based on the net cash in SEAC’s trust account following the Extension Meeting (as defined below), remove the provisions requiring cash to potentially be paid to non-redeeming public shareholders of SEAC (‘SEAC Public Shareholders”) as part of the merger consideration for their SEAC Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), which requirement had been intended to limit dilution of Lionsgate’s ownership in the combined company, and instead provide that SEAC Public Shareholders who do not redeem their Class A ordinary shares at SEAC’s extraordinary general meeting of shareholders to approve the Proposed Transaction will receive only common shares of Pubco (“Pubco Common Shares”) in exchange for their Class A Ordinary Shares on a one-for-one basis.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1 filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1.

Subscription Agreement

As previously disclosed, concurrently with the execution of the Business Combination Agreement, SEAC, New SEAC and Lionsgate entered into subscription agreements with certain institutional and accredited investors (the “PIPE Investors” and the subscription agreements, the “Initial Subscription Agreements”) pursuant to which the PIPE Investors have agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase from Pubco an aggregate of approximately 18,172,378 Pubco Common Shares at a purchase price of $9.63 per share, for an aggregate cash amount of $175,000,000 (such aggregate cash amount, the “PIPE Investment Amount,” and such transactions, the “PIPE Investment”).

On April 11, 2024, SEAC, New SEAC and Lionsgate entered into additional Subscription Agreement (the “Additional Subscription Agreement”), pursuant to which an additional PIPE Investor agreed to purchase from Pubco an aggregate of approximately 4,918,839 Pubco Common Shares at a purchase price of $10.165 per share, for an aggregate cash amount of $50,000,000. The Additional Subscription Agreement is in substantially the same form as the Initial Subscription Agreement.

The foregoing description of the Additional Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Initial Subscription Agreement, a copy of which is filed with this Current Report as Exhibit 10.1.

Item 3.03. Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report is incorporated by reference into this Item 3.03 to the extent required.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report under the headings “Proposal 1 – Extension Proposal,” “Proposal 2 – Redemption Limitation Proposal” and “Proposal 3 – Founder Share Amendment Proposal” (collectively, the “Proposals”) is incorporated by reference into this Item 5.03 to the extent required.

A copy of the amendment to the Articles (as defined below) is attached to this Current Report as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Extension Meeting

On April 9, 2024, SEAC held an extraordinary general meeting of shareholders (the “Extension Meeting”) of its shareholders (the “Shareholders”) to approve each of the Proposals set forth below. The Shareholders approved each of the Proposals presented at the Extension Meeting.

A summary of the voting results at the Extension Meeting for each of the Proposals is set forth below.

Proposal 1 – Extension Proposal

The Shareholders approved, by special resolution, the proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to (i) extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination from April 10, 2024 to June 15, 2024 (the “Extended Date”) and (ii) permit the Company’s board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by the Board and included in a public announcement (the “Extension Proposal”).

The voting results for such proposal were as follows:

For	Against	Abstain
69,956,363	6,845,004	1,394,068

Proposal 2 – Redemption Limitation Amendment Proposal

The Shareholders approved, by special resolution, the proposal to amend the Articles to eliminate from the Articles the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 in connection with the Company’s initial business combination (the “Redemption Limitation Amendment Proposal”).

The voting results for such proposal were as follows:

For	Against	Abstain
70,528,123	6,273,244	1,394,068

Proposal 3 – Founder Share Amendment Proposal

The Shareholders approved, by special resolution, the proposal to amend the Articles to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to convert its Class B Ordinary Shares into Class A Ordinary Shares, on a one-for-one basis prior to the closing of an initial business combination at the election of the holder (the “Founder Share Amendment Proposal” and, together with the Extension Proposal and the Redemption Limitation Amendment Proposal, the “Articles Amendment Proposals”). The voting results for such proposal were as follows:

For	Against	Abstain
70,529,099	6,273,121	1,393,215

Proposal 4 – Adjournment Proposal

The proposal to approve the adjournment of the Extension Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the any of the Articles Amendment Proposals (the “Adjournment Proposal”) was not presented at the Extension Meeting, as each of the Articles Amendment Proposals received a sufficient number of votes for approval.

In connection with the vote to approve the Proposals, holders of 57,824,777 SEAC Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.74 per share, for an aggregate of approximately $620.8 million. After the satisfaction of such redemptions, the balance in the Company’s trust account is expected to be approximately $184.4 million.

On April 9, 2024, the Company filed with the Cayman Islands Registrar of Companies a notice of the special resolutions amending the Articles. Under Cayman Islands law, the amendment to the Articles took effect upon approval of the Articles Amendment Proposals.

Additional Information and Where to Find It

In connection with the proposed Business Combination among the BCA Parties, New SEAC has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as may be amended, the “Registration Statement”), which includes both a preliminary proxy statement of SEAC and a preliminary prospectus of Pubco relating to the shares to be issued in connection with the Proposed Transaction, and after the Registration Statement is declared effective, SEAC will mail the definitive proxy statement/prospectus relating to the transaction to its shareholders and public warrant holders as of the respective record date to be established for voting at the extraordinary general meetings of SEAC’s shareholders and public warrant holders, as applicable (the “SEAC Business Combination Meetings”) to be held in connection with the transaction. The Registration Statement, including the proxy statement/prospectus contained therein, and the definitive proxy statement, when available, contains and will contain important information about the Proposed Transaction and the other matters to be voted upon at SEAC Business Combination Meetings. This communication does not contain all the information that should be considered concerning the Proposed Transaction and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. SEAC, Pubco and Lionsgate may also file other documents with the SEC regarding the Proposed Transaction. SEAC’s shareholders, public warrant holders and other interested persons are advised to read, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and when available, the definitive proxy statement/prospectus, and other documents filed in connection with the Proposed Transaction, as these materials will contain important information about SEAC, Pubco, MergerCo, New BC Sub, Lionsgate, Studio HoldCo, StudioCo, and the Proposed Transaction.

SEAC’s shareholders, public warrant holders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by SEAC, Pubco and Lionsgate through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

SEAC, Lionsgate, Pubco and their respective directors and officers may be deemed participants in the solicitation of proxies of SEAC shareholders and public warrant holders in connection with the Proposed Transaction. More detailed information regarding the directors and officers of SEAC, and a description of their interests in SEAC, is contained in the Registration Statement, and is available free of charge at the SEC’s website at www.sec.gov. Additionally, information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SEAC’s shareholders and public warrant holders in connection with the Proposed Transaction and other matters to be voted upon at the SEAC Business Combination Meetings are set forth in the Registration Statement and will be included in the definitive proxy statement when available.

Forward-Looking Statements

This Current Report contains certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the SEAC or Lionsgate’s ability to effectuate the Proposed Transaction; the benefits of the Proposed Transaction; the future financial performance of Pubco (which will be the go-forward public company following the completion of the Proposed Transaction) following the Proposed Transaction; changes in Lionsgate’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing SEAC, Lionsgate or New SEAC’s views as of any subsequent date, and none of SEAC, Lionsgate or New SEAC undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither New SEAC or SEAC gives any assurance that either New SEAC or SEAC will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, New SEAC’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Proposed Transaction by SEAC’s business combination deadline, and the potential failure to obtain an extension of the business combination deadline if further sought by SEAC; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Proposed Transaction; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against New SEAC, SEAC, Lionsgate or any investigation or inquiry following announcement of the transaction, including in connection with the Proposed Transaction; (iv) the inability to complete the Proposed Transaction due to the failure to obtain approval of SEAC’s shareholders or SEAC’s public warrant holders; (v) Lionsgate’s and New SEAC’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Proposed Transaction; (vi) the ability of the parties to obtain the listing of Pubco’ securities on a national securities exchange upon the date of closing of the Proposed Transaction; (vii) the risk that the Proposed Transaction disrupts current plans and operations of Lionsgate; (viii) the ability to recognize the anticipated benefits of the Proposed Transaction; (ix) unexpected costs related to the Proposed Transaction; (x) the amount of redemptions by SEAC’s public shareholders being greater than expected; (xi) the management and board composition of Pubco following completion of the Proposed Transaction; (xii) limited liquidity and trading of Pubco’ securities following completion of the Proposed Transaction; (xiii) changes in domestic and foreign business, market, financial, political and legal conditions, (xiv) the possibility that Lionsgate or SEAC may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Lionsgate’s resources; (xvii) the risk that the consummation of the Proposed Transaction is substantially delayed or does not occur; and (xix) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in the other filings of SEAC, New SEAC and Lionsgate with the SEC.

No Offer or Solicitation

This Current Report does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Lionsgate, SEAC, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the transaction or the accuracy or adequacy of this communication.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1†	Amendment No. 1 to Business Combination Agreement, dated as of April 11, 2024, by and among Screaming Eagle Acquisition Corp., SEAC II Corp., SEAC MergerCo, 1455941 B.C. Unlimited Liability Company, Lions Gate Entertainment Corp., LG Sirius Holdings ULC and LG Orion Holdings ULC.

3.1	Amendment to Amended and Restated Memorandum and Articles of Association of Screaming Eagle Acquisition Corp.

10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to Screaming Eagle Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on December 22, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2024

SCREAMING EAGLE ACQUISITION CORP.

By:	/s/ Eli Baker
Name:	Eli Baker
Title:	Chief Executive Officer